                            New England Zenith Fund

                      Supplement Dated December 12, 2002
                        To Prospectus Dated May 1, 2002

   This prospectus supplement is to inform you that the Board of Trustees of the New England Zenith Fund (the "Fund") has voted to approve, subject to shareholder approval, a proposal to reorganize each series ("Series") of the Fund into a newly organized series of the Metropolitan Series Fund, Inc. The reorganizations are part of an overall proposal by the insurance companies in the Metropolitan Life enterprise to streamline and rationalize the investment offerings underlying the enterprise's variable life insurance and variable annuity contracts. The reorganizations will not affect the Series' investment objectives, investment policies, or investment advisory fees. In addition, the Series' investment adviser and investment subadvisers will not change as a result of the reorganizations.

   Shareholders who own shares of the Fund's Series on January 31, 2003 will receive further information regarding the reorganizations in a proxy statement in March 2003. These shareholders will also receive voting instruction cards with which to vote on the reorganizations at a special meeting to be held on or about April 25, 2003. If approved by shareholders, the reorganizations will close on or about April 28, 2003.